UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

BANK OF THE CAROLINAS CORPORATION

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 BOXWOOD VILLAGE DRIVE, MOCKSVILLE, NORTH CAROLINA 27028
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Bank of the Carolinas Corporation (the “Company”) is filing this Amendment No. 1 to its current report on Form 8-K, filed with the Securities and Exchange Commission on September 17, 2014 (the “Current Report”), to amend its response in the first paragraph of Item 4.01 and to furnish an updated Exhibit 16.1 thereto. Exhibit 16.1 is a letter from the Company’s former independent registered public accounting firm indicating its concurrence with the statements made by the Company in the Current Report concerning its dismissal as the Company’s independent registered public accounting firm.

The items of the Company’s Current Report on Form 8-K that are amended herein are:

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On August 21, 2014, Bank of the Carolinas Corporation (the “Company”) advised Turlington and Company, L.L.P. (“Turlington”), that it was dismissed as its independent registered public accounting firm. Turlington’s reports on the Company’s financial statements for the fiscal years ending December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. However, the 2013 and 2012 reports did raise substantial doubt as to the ability of the Company to continue as a going concern. The decision to change accountants was recommended and approved by the audit committee of the board of directors of the Company. During the fiscal years ending December 31, 2013 and 2012 and during the period from December 31, 2013 until August 21, 2014, the date of dismissal, there were (1) no disagreements with Turlington on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures which disagreements, if not resolved to Turlington’s satisfaction, would have caused Turlington to make reference thereto in its reports on the financial statements for such periods and (2) no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Company has complied with Item 304(a)(3) of Regulation S-K.

(b) On September 15, 2014, the Company appointed Cherry Bekaert LLP (“Cherry Bekaert”) as its independent registered public accounting firm for the fiscal year ending December 31, 2014. The Company has not consulted with Cherry Bekaert during the last two fiscal years ending December 31, 2013 or 2012, or during any subsequent interim period preceding the date hereof, on the application of accounting principles to a specific contemplated or completed transaction, the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any matter that was the subject of a “disagreement” or “reportable event” as such terms are described in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Turlington regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION

By:	/s/ Megan W. Patton
Megan W. Patton
Senior Vice President and Chief Financial Officer

Dated: September 22, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Turlington regarding change in certifying accountant

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